UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 3, 2020

WERNER ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Nebraska	0-14690	47-0648386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha, Nebraska	68145-0308
(Address of principal executive offices)	(Zip Code)

(402) 895-6640

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 3, 2020, Werner Enterprises, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the Clarence L. Werner Revocable Trust (the “Selling Shareholder”) and Morgan Stanley & Co. LLC, as representative of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale by the Selling Shareholder of 12,845,930 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share, at a price of $41.00 per share in an underwritten public offering. Pursuant to the terms of the Underwriting Agreement, the Selling Shareholder granted the Underwriters a 30-day option to purchase up to an additional 1,284,593 shares (the “Option Shares” and, together with the Firm Shares, the “Shares”) of common stock on the same terms and conditions. On June 4, 2020, the Underwriters exercised their option to purchase the Option Shares in full. The sale of the Shares pursuant to the Underwriting Agreement was completed on June 8, 2020. The Company did not receive any proceeds from the sale of the Shares by the Selling Shareholder.

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, each of the Company and the Selling Shareholder has agreed to indemnify the other and the Underwriters against certain liabilities on customary terms. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The offer and sale of the Shares was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-238879), including the Prospectus contained therein dated June 2, 2020, and a related Prospectus Supplement dated June 3, 2020, each of which is on file with the Securities and Exchange Commission. A copy of the opinion of Baird Holm LLP relating to the legality of the Shares is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

No.	Exhibit

1.1	Underwriting Agreement, dated June 3, 2020, among the Company, the Selling Shareholder and Morgan Stanley & Co. LLC, as representative of the several underwriters named therein

5.1	Opinion of Baird Holm LLP regarding the legality of the Shares

23.1	Consent of Baird Holm LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: June 8, 2020	By:	/s/ John J. Steele
John J. Steele
Executive Vice President, Treasurer and Chief Financial Officer

Date: June 8, 2020	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President, Chief Accounting Officer and Corporate Secretary